UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Soliciting Material under § 240.14a-12

Nabors Energy Transition Corp. II

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION, DATED OCTOBER 16, 2025
LETTER TO SHAREHOLDERS OF NABORS ENERGY TRANSITION CORP. II
515 West Greens Road, Suite 1200
Houston, TX 77067
Dear Nabors Energy Transition Corp. II Shareholder:
You are cordially invited to attend an extraordinary general meeting of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on           , 2025, at                 , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective Second Amended and Restated Memorandum and Articles of Association (the “Second A&R Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 515 West Greens Road, Suite 1200, Houston, Texas 77067 by 4:00 p.m., Central Time, on           , 2025 (two business days prior to the initially scheduled meeting date). You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting       . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting.
The accompanying notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated            , 2025, and is expected to be first mailed or otherwise delivered to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Articles Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment to the Second A&R Memorandum and Articles of Association to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination”) indefinitely (the “Indefinite Extension” and such proposal, the “Articles Amendment Proposal”).

The text of the special resolution and a copy of the form of the proposed Amendment to the Second Amended and Restated Memorandum and Articles of Association are set forth in Annex A to the accompanying proxy statement, which we refer to as the “Articles Amendment”.
2.
Proposal No. 2 — IMTA Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to withdraw from the interest earned on the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) (x) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment (as defined below), in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”).
A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “IMTA Amendment,” is set forth in Annex B to the accompanying proxy statement.
3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal (such proposal, the “Adjournment Proposal” and, collectively with the Articles Amendment Proposal and the IMTA Amendment Proposal, the “Proposals”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”
None of the Articles Amendment Proposal or the IMTA Amendment Proposal are conditioned on the approval of any of the other Proposals, and no other Proposal is conditioned on the approval of the Articles Amendment Proposal or the IMTA Amendment Proposal. If either the Articles Amendment Proposal or the IMTA Amendment Proposal is not approved, the Company may in the future ask shareholders to approve proposals similar to the Proposals. Nabors Energy Transition Sponsor II LLC (the “Sponsor”) has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments (as defined below). If any of the Proposals are not approved and future Monthly Extension Payments are not made, the Company may be dissolved and liquidated in accordance with the Second A&R Memorandum and Articles of Association (as may be amended). Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
On February 11, 2025, the Company and Liffey Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), entered into the Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement” and the transactions contemplated therein, the “e2 Business Combination”) with e2Companies LLC, a Florida limited liability company (“e2”).
On October 14, 2025 (the “Settlement Date”), the Company, e2, the Sponsor and Merger Sub entered into the Settlement Agreement and Release (the “Settlement Agreement”) pursuant to which (i) e2 issued a secured promissory note to the Company in an aggregate principal amount of $29.23 million, of which (x) $14.615 million matures on March 31, 2026 ($3.5 million of which is required to be prepaid on or before December 31, 2025) (the “First Note”), and (y) $14.615 million matures on October 14, 2028 (the

“Second Note” and together with the First Note, the “Notes”), provided that, certain security interests granted by e2 and its subsidiaries will not vest until the repayment in full of all obligations owed to a priority creditor, (ii) the parties agreed to dismiss with prejudice the previously disclosed action styled Nabors Energy Transition Corp. II, et al. v. e2Companies LLC, 2025-0810-BWD (the “Action”) and release the parties from various known and unknown claims, subject to certain carve-outs, effective upon the Settlement Date, and (iii) the Business Combination Agreement and all ancillary agreements entered into in connection therewith were deemed terminated by mutual agreement upon the Settlement Date. Prior to the maturity date of the Second Note, upon the occurrence of a Payment Event (as defined below), (i) that is a change of control (other than a change of control of a Covered Entity (as defined below) formed to effect a sale of inventory that does not result in the transfer of more than 60% of the book value of e2’s consolidated total assets), each Note shall become due and payable in full, and (ii) that is not a change of control, a minimum of 50% of the net proceeds from any Payment Event directly received by a Covered Entity or its shareholders, successors or assigns in excess of a cumulative threshold of $17.5 million of the net proceeds from all Payment Events received by a Covered Entity or its shareholders, successors or assigns, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such Payment Event. Further, a minimum of 10% of the net proceeds from up to $22 million of debt or equity financings by a Covered Entity consummated on or prior to March 31, 2026, the sole use of the proceeds of which (after expenses attributable to the financing) is the repayment or refinancing of indebtedness outstanding as of the Settlement Date, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such financing. A “Payment Event” means the occurrence of one or more of the following events within three years from the Settlement Date: (i) a debt or equity financing by a Covered Entity (including an initial public offering), excluding a financing where the sole use of net proceeds (after expenses attributable to the financing) is (x) to finance the acquisition of equipment to be added to inventory or (y) to fund all or a portion of the payment of the Notes; (ii) a sale or exchange by a Covered Entity or its shareholders of any of its interest in a Covered Entity, whether directly or indirectly; (iii) a sale or exchange of assets constituting 20% or more of the book value of e2’s consolidated total assets as of the end of the most recently completed calendar quarter by a Covered Entity, other than the sale of inventory in the ordinary course of business; or (iv) a change of control of a Covered Entity. If the Company enters into a definitive agreement with respect to an initial business combination prior to the maturity date of the Second Note and such initial business combination is consummated, the remaining then-current principal amount of the Second Note shall be cancelled and no further interest shall continue to accrue. However, all interest accrued and unpaid with respect to the Second Note prior to but not including the date of the consummation of any initial business combination shall be due and payable from e2 in connection therewith. Any amount paid by e2 to the Company under the Second Note prior to the consummation of any initial business combination, shall not be required to be returned to e2.
Upon the consummation within 24 months from the Settlement Date of (i) a change of control of e2, Iepreneur Consulting, LLC or any of their respective subsidiaries, assigns and successors (each, a “Covered Entity”), (ii) an initial public offering of a Covered Entity or (iii) another event where the securities of a Covered Entity become publicly listed on a national securities exchange (each, a “Trigger Event”), e2 is required to make a cash payment to the Company in an amount equal to 6.5% of the portion of the equity value of e2 in excess of $500 million implied by such Trigger Event (such payment, the “Trigger Event Payment”). The Company intends to use the proceeds received from the Notes and Trigger Event Payment, if any, to satisfy its liabilities, obligations, fees and expenses incurred in connection with the transactions contemplated by the Business Combination Agreement and IPO and any excess may be distributed to the Company’s shareholders at the discretion of the Board. If, at the time of a Trigger Event, the Company has entered into a definitive agreement for an initial business combination, but such initial business combination has not yet been consummated, then any Trigger Event Payment shall instead be deposited by e2 into an escrow account. If such definitive agreement for an initial business combination is terminated, the Trigger Event Payment will be released to the Company, and if such initial business combination is consummated, the Trigger Event Payment will be released to e2. The terms of the Settlement Agreement and the Notes are described in further detail in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 15, 2025.

The Second A&R Memorandum and Articles of Association provides that the Company had until July 18, 2025, to consummate an initial business combination, subject to twelve one-month extensions to extend such date to July 18, 2026 (or within 36 months from the consummation of the IPO), provided that the Sponsor (or its affiliates or designees) deposits additional funds of $250,000 for each one-month extension (each such extension, a “Monthly Extension Period”) into the Trust Account in exchange for a non-interest bearing, unsecured promissory note (each such payment, a “Monthly Extension Payment”). The Board has previously elected to effectuate three one-month extensions to extend the date it has to complete its initial business combination (the “Termination Date”) from July 18, 2025 to October 18, 2025, and a total of $750,000 has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. The Board believes it is in the best interests of the Company and its shareholders to provide for the continued existence of the Company even without the Monthly Extension Payments, and the Board currently anticipates maintaining the Company’s existence until all payments are made under the Settlement Agreement and the Notes. The purpose of the Articles Amendment Proposal is to allow the Company to remain in existence indefinitely to receive the payments under the Settlement Agreement and Notes and to remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to make the Monthly Extension Payments. The purpose of the IMTA Amendment Proposal is to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation. You are not being asked to vote on any initial business combination at this time.
The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Articles Amendment Proposal and the IMTA Amendment Proposal to allow the Company to remain in existence indefinitely to receive payments under the Settlement Agreement and Notes and to permit the Company to withdraw from the interest earned on Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Articles Amendment Proposal or the IMTA Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), unless the Sponsor (or its affiliate or designee) makes additional Monthly Extension Payments, the Company will dissolve and liquidate in accordance with the Second A&R Memorandum and Articles of Association.
As contemplated by the Second A&R Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Shareholder Meeting if the Articles Amendment Proposal is implemented, regardless of whether or how such public shareholders vote in regard to such proposal. The Company may (and intends to) accept Redemptions in the event the Articles Amendment Proposal is not approved and the Articles Amendment Proposal is not implemented.
If the Proposals (other than the Adjournment Proposal) are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the

IMTA Amendment, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of such net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment may be withdrawn from the interest earned on the Trust Account to pay fees and expenses incurred by or on behalf of the Company since its formation, including those incurred in connection with the Action, and the remainder of the funds will be held until the time the Company liquidates as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in loans from the direct and indirect owners of the Sponsor and Monthly Extension Payments. The Company expects that following the Redemptions it will not meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve. See the section entitled “Risk Factors” for an overview of risks relating to the settlement.
On            , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of           , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Articles Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price per Public Share on The Nasdaq Stock Market LLC on            , 2025, was $      . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of            , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Articles Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date (subject to any Monthly Extension Periods), the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such an event, the Public Shares will have been redeemed, and will not be entitled to participate in any distribution of proceeds of payments under the Settlement Agreement or the Notes. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Articles Amendment Proposal is a condition to the implementation of the Articles Amendment, and approval of the IMTA Amendment Proposal is a condition to the implementation of the IMTA Amendment.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.
The Board has fixed the close of business on            , 2025 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Shareholder Meeting will be available for 10 days before the Shareholder Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Shareholder Meeting.
The Company believes that it is in the best interests of the Company’s shareholders that the Company effect the Articles Amendment and the IMTA Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. Accordingly, if you fail to vote in person, virtually or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting virtually or in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal and no effect on the approval of the Articles Amendment Proposal and the Adjournment Proposal. You can also attend the Shareholder Meeting and vote in person or online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote in person or online.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER

YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE, IF ANY (AND OTHER REDEMPTION FORMS), TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Proposals. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
           , 2025
By Order of the Board of Directors of Nabors Energy Transition Corp. II

Anthony G. Petrello
President, Chief Executive Officer, Secretary and
Chairman of the Board

NABORS ENERGY TRANSITION CORP. II
515 West Greens Road, Suite 1200
Houston, TX 77067
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF NABORS ENERGY TRANSITION CORP. II
TO BE HELD ON           , 2025
To the Shareholders of Nabors Energy Transition Corp. II:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on            , 2025, at            , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our currently effective Second Amended and Restated Memorandum and Articles of Association (the “Second A&R Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting the Company’s Chief Executive Officer at 515 West Greens Road, Suite 1200, Houston, Texas 77067 by 4:00 p.m., Central Time, on            , 2025 (two business days prior to the initially scheduled meeting date). You can participate in the virtual Shareholder Meeting, vote and submit questions via live webcast by visiting            . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Shareholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Shareholder Meeting. The accompanying proxy statement, which is dated            , 2025 and is expected to be mailed or otherwise delivered to shareholders on or about that date. You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — Articles Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment to the Second A&R Memorandum and Articles of Association to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities (an “initial business combination”) indefinitely (the “Indefinite Extension” and such proposal, the “Articles Amendment Proposal”).

The text of the special resolution and a copy of the form of the proposed Amendment to the Second Amended and Restated Memorandum and Articles of Association are set forth in Annex A to the accompanying proxy statement, which we refer to as the “Articles Amendment”.
2.
Proposal No. 2 — IMTA Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to withdraw from the interest earned on the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) (x) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment (as defined below), in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”).

A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “IMTA Amendment,” is set forth in Annex B to the accompanying proxy statement.
3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal (such proposal, the “Adjournment Proposal” and, collectively with the Articles Amendment Proposal and the IMTA Amendment Proposal, the “Proposals”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”
None of the Articles Amendment Proposal or the IMTA Amendment Proposal are conditioned on the approval of any of the other Proposals, and no other Proposal is conditioned on the approval of the Articles Amendment Proposal or the IMTA Amendment Proposal. If either of the Articles Amendment Proposal or the IMTA Amendment Proposal is not approved, the Company may in the future ask shareholders to approve proposals similar to the Proposals. Nabors Energy Transition Sponsor II LLC (the “Sponsor”) has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments (as defined below). If any of the Proposals are not approved and future Monthly Extension Payments are not made, the Company may be dissolved and liquidated in accordance with the Second A&R Memorandum and Articles of Association (as may be amended). Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.
On February 11, 2025, the Company and Liffey Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), entered into the Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement” and the transactions contemplated therein, the “e2 Business Combination”) with e2Companies LLC, a Florida limited liability company (“e2”).
On October 14, 2025 (the “Settlement Date”), the Company, the Sponsor, e2 and Merger Sub entered into the Settlement Agreement and Release (the “Settlement Agreement”) pursuant to which (i) e2 issued a secured promissory note to the Company in an aggregate principal amount of $29.23 million, of which (x) $14.615 million matures on March 31, 2026 ($3.5 million of which is required to be prepaid on or before December 31, 2025) (the “First Note”), and (y) $14.615 million matures on October 14, 2028 (the “Second Note” and together with the First Note, the “Notes”), provided that, certain security interests granted by e2 and its subsidiaries will not vest until the repayment in full of all obligations owed to a priority creditor, (ii) the parties agreed to dismiss with prejudice the previously disclosed action styled Nabors Energy

Transition Corp. II, et al. v. e2Companies LLC, 2025-0810-BWD (the “Action”) and release the parties from various known and unknown claims, subject to certain carve-outs, effective upon the Settlement Date, and (iii) the Business Combination Agreement and all ancillary agreements entered into in connection therewith were deemed terminated by mutual agreement upon the Settlement Date. Prior to the maturity date of the Second Note, upon the occurrence of a Payment Event (as defined below), (i) that is a change of control (other than a change of control of a Covered Entity (as defined below) formed to effect a sale of inventory that does not result in the transfer of more than 60% of the book value of e2’s consolidated total assets), each Note shall become due and payable in full, and (ii) that is not a change of control, a minimum of 50% of the net proceeds from any Payment Event directly received by a Covered Entity or its shareholders, successors or assigns in excess of a cumulative threshold of $17.5 million of the net proceeds from all Payment Events received by a Covered Entity or its shareholders, successors or assigns, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such Payment Event. Further, a minimum of 10% of the net proceeds from up to $22 million of debt or equity financings by a Covered Entity consummated on or prior to March 31, 2026, the sole use of the proceeds of which (after expenses attributable to the financing) is the repayment or refinancing of indebtedness outstanding as of the Settlement Date, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such financing. A “Payment Event” means the occurrence of one or more of the following events within three years from the Settlement Date: (i) a debt or equity financing by a Covered Entity (including an initial public offering), excluding a financing where the sole use of net proceeds (after expenses attributable to the financing) is (x) to finance the acquisition of equipment to be added to inventory or (y) to fund all or a portion of the payment of the Notes; (ii) a sale or exchange by a Covered Entity or its shareholders of any of its interest in a Covered Entity, whether directly or indirectly; (iii) a sale or exchange of assets constituting 20% or more of the book value of e2’s consolidated total assets as of the end of the most recently completed calendar quarter by a Covered Entity, other than the sale of inventory in the ordinary course of business; or (iv) a change of control of a Covered Entity. If the Company enters into a definitive agreement with respect to an initial business combination prior to the maturity date of the Second Note and such initial business combination is consummated, the remaining then-current principal amount of the Second Note shall be cancelled and no further interest shall continue to accrue. However, all interest accrued and unpaid with respect to the Second Note prior to but not including the date of the consummation of any initial business combination shall be due and payable from e2 in connection therewith. Any amount paid by e2 to the Company under the Second Note prior to the consummation of any initial business combination, shall not be required to be returned to e2.
Upon the consummation within 24 months from the Settlement Date of (i) a change of control of e2, Iepreneur Consulting, LLC or any of their respective subsidiaries, assigns and successors (each, a “Covered Entity”), (ii) an initial public offering of a Covered Entity or (iii) another event where the securities of a Covered Entity become publicly listed on a national securities exchange (each, a “Trigger Event”), e2 is required to make a cash payment to the Company in an amount equal to 6.5% of the portion of the equity value of e2 in excess of $500 million implied by such Trigger Event (such payment, the “Trigger Event Payment”). The Company intends to use the proceeds received from the Notes and Trigger Event Payment, if any, to satisfy its liabilities, obligations, fees and expenses incurred in connection with the transactions contemplated by the Business Combination Agreement and IPO and any excess may be distributed to the Company’s shareholders at the discretion of the Board. If, at the time of a Trigger Event, the Company has entered into a definitive agreement for an initial business combination, but such initial business combination has not yet been consummated, then any Trigger Event Payment shall instead be deposited by e2 into an escrow account. If such definitive agreement for an initial business combination is terminated, the Trigger Event Payment will be released to the Company, and if such initial business combination is consummated, the Trigger Event Payment will be released to e2. The terms of the Settlement Agreement and the Notes are described in further detail in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 15, 2025.
The Second A&R Memorandum and Articles of Association provides that the Company had until July 18, 2025, to consummate an initial business combination, subject to twelve one-month extensions to extend such date to July 18, 2026 (or within 36 months from the consummation of the IPO), provided that the Sponsor (or its affiliates or designees) deposits additional funds of $250,000 for each one-month extension (each such extension, a “Monthly Extension Period”) into the Trust Account in exchange for a non-interest bearing, unsecured promissory note (each such payment, a “Monthly Extension Payment”). The Board has previously elected to effectuate three one-month extensions to extend the date it has to complete its initial business combination (the “Termination Date”) from July 18, 2025 to October 18, 2025, and a total of $750,000 has been deposited into the Trust Account, each in exchange for a non-interest bearing, unsecured promissory note. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. The Board believes it is in the best interests of the Company and its shareholders to provide for the continued existence of the Company even without the Monthly Extension Payments, and the Board currently anticipates maintaining the Company’s existence until all payments are made under the Settlement Agreement and the Notes.
The purpose of the Articles Amendment Proposal is to allow the Company to remain in existence indefinitely to receive the payments under the Settlement Agreement and Notes and to remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to make the Monthly Extension Payments. The purpose of the IMTA Amendment Proposal is to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation. You are not being asked to vote on any initial business combination at this time.
The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Articles Amendment Proposal and the IMTA Amendment Proposal to allow the Company to remain in existence indefinitely to receive payments under the Settlement Agreement and Notes and to permit the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Articles Amendment Proposal or the IMTA Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), unless the Sponsor (or its affiliate or designee) makes additional Monthly Extension Payments, the Company will dissolve and liquidate in accordance with the Second A&R Memorandum and Articles of Association.
The Company believes that it is in the best interests of the Company’s shareholders that the Company effect the Articles Amendment and the IMTA Amendment. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Proposals.
As contemplated by the Second A&R Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units sold in the IPO (the “Public Shares”) may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Shareholder Meeting if the Articles Amendment Proposal is implemented, regardless of whether or how such public shareholders vote in regard to such proposal. The Company may (and intends to) accept Redemptions in the event the Articles Amendment Proposal is not approved and the Articles Amendment Proposal is not implemented.
If the Proposals (other than the Adjournment Proposal) are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust

Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of such net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment may be withdrawn from the interest earned on the Trust Account to pay fees and expenses incurred by or on behalf of the Company since its formation, including those incurred in connection with the Action, and the remainder of the funds will be held until the time the Company liquidates as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in loans from the direct and indirect owners of the Sponsor and Monthly Extension Payments. The Company expects that following the Redemptions it will not meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve. See the section entitled “Risk Factors” for an overview of risks relating to the settlement.
On            , 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of            , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Articles Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price per Public Share on The Nasdaq Stock Market LLC on            , 2025, was $      . If the closing price of the Public Shares was to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of            , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the Articles Amendment Proposal is not approved and an initial business combination is not completed on or before the Termination Date (subject to any Monthly Extension Periods), the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such an event, the Public Shares will have been redeemed, and will not be entitled to participate in any distribution of proceeds of payments under the Settlement Agreement or the Notes. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

The Sponsor and the Company’s independent directors will not receive any amount of the funds held in the Trust Account as a result of their ownership of an aggregate of 7,625,000 Class F Ordinary Shares, and the direct and indirect owners of the Sponsor will not receive any amount of the funds held in the Trust Account as a result of their ownership of an aggregate of 9,540,000 of the Company’s warrants, which were issued in connection with the IPO.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of interest withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $      . Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE COMPANY’S TRANSFER AGENT PRIOR TO 4:00 P.M. CENTRAL TIME ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER OR DELIVER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE, IF ANY (AND OTHER REDEMPTION FORMS), TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Articles Amendment Proposal is a condition to the implementation of the Articles Amendment, and approval of the IMTA Amendment Proposal is a condition to the implementation of the IMTA Amendment.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.
Record holders of Ordinary Shares at the close of business on            , 2025 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 13,724,863 issued and outstanding Class A Ordinary Shares held by public shareholders, 7,625,000 issued and outstanding Class F Ordinary Shares held by the Sponsor and the Company’s independent directors and no issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.
The Sponsor and the Company’s officers and directors intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. The Class F Ordinary Shares are not

entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor and the Company’s independent directors hold all of the Class F Ordinary Shares or approximately 35.7% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, (i) approval of the Articles Amendment Proposal will require the affirmative vote of at least 6,608,242 Public Shares (or approximately 48.1% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes, (ii) approval of the IMTA Amendment Proposal will require the affirmative vote of at least 6,252,411 Public Shares (or approximately 45.6% of the Public Shares) and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,049,932 Public Shares (or approximately 22.2% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Proposals. Whether or not you plan to attend the Shareholder Meeting, the Company urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated            , 2025 and is first being mailed to shareholders on or about that date.
           , 2025
By Order of the Board of Directors of Nabors Energy Transition Corp. II

Anthony G. Petrello
President, Chief Executive Officer, Secretary and
Chairman of the Board

i

NABORS ENERGY TRANSITION CORP. II
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON           , 2025
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of shareholders of Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held at     , Central Time, on          , 2025 (the “Shareholder Meeting”) at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
risks associated with the Company’s ability to realize the anticipated benefits of the Settlement Agreement and the Notes, including that the Company may not receive the payments due thereunder on time, in full or at all;

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company;

•
the fact that the Company’s securities may cease to be listed on a national securities exchange; and

•
the amount and timing of the use of any funds available to the Company from interest income on the Trust Account balance, repayment of the Note, a Trigger Event Payment or otherwise, including relating to potential future distributions.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2025, as amended by the Company’s Amendment No. 1 to Annual Report on Form 10K/A, as filed with the SEC on April 2, 2025, any subsequently filed Quarterly Reports on Form 10-Q and in other reports the Company files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on           , 2025, at     , Central Time. The Shareholder Meeting will be held at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting         .
Q:
Why am I receiving this proxy statement?

A:
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Shareholder Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Shareholder Meeting.

The Company is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (an “initial business combination”).
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the units offered in the IPO (the “Units”) in the Company’s initial public offering (the “IPO”), the sale of private placement warrants (the “Private Placement Warrants”) to direct and indirect owners of Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”), and loans from the direct and indirect owners of the Sponsor in exchange for unsecured promissory notes (the “Overfunding Loans”) was placed in the trust account established in connection with the IPO (the “Trust Account”).
Like most blank check companies, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Second A&R Memorandum and Articles of Association”) provides for the return of the funds held in trust to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the Units (the “Public Shares”) if there is no qualifying initial business combination(s) consummated on or before July 18, 2025, subject to twelve one-month extensions (or up to July 18, 2026), provided that the Sponsor (or its affiliates or designees) deposits additional funds of $250,000 for each one-month extension (each such extension, a “Monthly Extension Period”) into the Trust Account in exchange for a non-interest bearing, unsecured promissory note (each such payment, a “Monthly Extension Payment”). The Board has previously elected to effectuate three one-month extensions to extend the date by which the Company has to consummate an initial business combination (the “Termination Date”) from July 18, 2025 to October 18, 2025.
On February 11, 2025, the Company and Liffey Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), entered into the Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement” and the transaction contemplated therein, the “e2 Business Combination”) with e2Companies LLC, a Florida limited liability company (“e2”).
On October 14, 2025 (the “Settlement Date”), the Company, the Sponsor, e2 and Merger Sub entered into the Settlement Agreement and Release (the “Settlement Agreement”) pursuant to which (i) e2 issued a secured promissory note to the Company in an aggregate principal amount of $29.23 million, of which (x) $14.615 million matures on March 31, 2026 ($3.5 million of which is required to be prepaid on or before December 31, 2025) (the “First Note”), and (y) $14.615 million matures on October 14, 2028 (the “Second Note” and together with the First Note, the “Notes”), provided that, certain security interests granted by e2 and its subsidiaries will not vest until the repayment in full of all obligations owed to a priority creditor, (ii) the parties agreed to dismiss with prejudice the previously disclosed action styled Nabors Energy Transition Corp. II, et al. v. e2Companies LLC, 2025-0810-BWD (the “Action”) and release the parties from various known and unknown claims, subject to certain carve-outs, effective upon the Settlement Date, and (iii) the Business Combination Agreement and all ancillary agreements entered into in connection therewith were deemed terminated by mutual agreement upon the Settlement Date. Prior to the maturity date of the Second Note, upon the occurrence of a Payment Event (as defined below), (i) that is a change of control (other than a change of control of a Covered Entity (as defined below) formed to effect a sale of inventory that does not result in the transfer of more than 60% of the book value of e2’s consolidated total assets), each Note shall become due and payable in full and (ii) that is not a change of control, a minimum of 50% of the net proceeds from any Payment Event directly received by a Covered Entity or its shareholders, successors or assigns in excess of a cumulative threshold of $17.5 million of the net proceeds from all Payment Events received by a Covered Entity or its shareholders, successors or assigns, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such Payment Event. Further, a minimum of 10% of the net proceeds from up to $22 million of debt or equity financings by a Covered Entity consummated on or prior to March 31, 2026, the sole use of the proceeds of which (after expenses attributable to the financing) is the repayment or refinancing of indebtedness outstanding as of the Settlement Date, shall be used to repay, in whole or in part, first the Second Note and then the First Note (but not more than the amount of the then-current principal plus accrued interest with respect to each Note) no later than three (3) business days following consummation of such financing. A “Payment Event” means the occurrence of one or more of the following events within three years from the Settlement Date: (i) a debt or equity financing by a Covered Entity (including an initial public offering), excluding a financing where the sole use of net proceeds (after expenses attributable to the financing) is (x) to finance the acquisition of equipment to be added to inventory or (y) to fund all or a portion of the payment of the Notes; (ii) a sale or exchange by a Covered Entity or its shareholders of any of its interest in a Covered Entity, whether directly or indirectly; (iii) a sale or exchange of assets constituting 20% or more of the book value of e2’s consolidated total assets as of the end of the most recently completed calendar quarter by a Covered Entity, other than the sale of inventory in the ordinary course of business; or (iv) a change of control of a Covered Entity. If the Company enters into a definitive agreement with respect to an initial business combination prior to the maturity date of the Second Note and such initial business combination is consummated, the remaining then-current principal amount of the Second Note shall be cancelled and no further interest shall continue to accrue. However, all interest accrued and unpaid with respect to the Second Note prior to but not including the date of the consummation of any initial business combination shall be due and payable from e2 in connection therewith. Any amount paid by e2 to the Company under the Second Note prior to the consummation of any initial business combination, shall not be required to be returned to e2.
Upon the consummation within 24 months from the Settlement Date of (i) a change of control of e2, Iepreneur Consulting, LLC or any of their respective subsidiaries, assigns and successors (each, a “Covered Entity”), (ii) an initial public offering of a Covered Entity or (iii) another event where the securities of a Covered Entity become publicly listed on a national securities exchange (each, a “Trigger Event”), e2 is required to make a cash payment to the Company in an amount equal to 6.5% of the portion of the equity value of e2 in excess of $500 million implied by such Trigger Event (such payment, the “Trigger Event Payment”). The Company intends to use the proceeds received from the Notes and Trigger Event Payment, if any, to satisfy its liabilities, obligations, fees and expenses incurred in connection with the transactions contemplated by the Business Combination Agreement and IPO and any excess may be distributed to the Company’s shareholders at the discretion of the Board. If, at the time of a Trigger Event, the Company has entered into a definitive agreement for an initial business combination, but such initial business combination has not yet been consummated, then any Trigger Event Payment shall instead be deposited by e2 into an escrow account. If such definitive agreement for an initial business combination is terminated, the Trigger Event Payment will be released to the Company, and if such initial business combination is consummated, the Trigger Event Payment will be released to e2. The terms of the Settlement Agreement and the Notes are described in further detail in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 15, 2025.

The Company believes that it is in the best interests of the Company and its shareholders to provide for the continued existence of the Company even without the Monthly Extension Payments, and, assuming all of the Proposals pass, the Board currently anticipates maintaining the Company’s existence until all payments are made under the Settlement Agreement and the Notes. On           , 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $      million as of            , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. Any shareholder that does not redeem in connection with the Articles Amendment is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of such net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on           , 2025, at      , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002 and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be held in person and virtually over the internet. We encourage you to attend the Shareholder Meeting in person or virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting         . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” for more information.
Q:
How do I vote?

A:
If you were a holder of record of Public Shares at the close of business on           , 2025 (the “Record Date”), you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on           , 2025.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting         and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting         , 2025, at      , Central Time (two business days prior to the meeting date). Enter the URL address into your browser        , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number         #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
The Company’s shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — Articles Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Board in its sole discretion, an amendment to the Second A&R Memorandum and Articles of Association to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate an initial business combination indefinitely (the “Indefinite Extension” and such proposal, the “Articles Amendment Proposal”).

The text of the special resolution and a copy of the form of the proposed Amendment to the Second Amended and Restated Memorandum and Articles of Association are set forth in Annex A to this proxy statement, which we refer to as the “Articles Amendment”.
2.
Proposal No. 2 — IMTA Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to withdraw from the interest earned on the Trust Account established in connection with the IPO (x) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”).

A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “IMTA Amendment,” is set forth in Annex B to this proxy statement.
3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), and Class F ordinary shares, par value $0.0001 per share (the “Class F Ordinary Shares” and, collectively with the Class A Ordinary Shares and the Class B Ordinary Shares, the “Ordinary Shares”), in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment

Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal (such proposal, the “Adjournment Proposal” and, collectively with the Articles Amendment Proposal and the IMTA Amendment Proposal, the “Proposals”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.
The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”
For more information, please see “The Articles Amendment Proposal”, “The IMTA Amendment Proposal” and “The Adjournment Proposal.”
After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “The Articles Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Am I being asked to vote on a proposal to appoint directors?

A:
No. Holders of Public Shares are not being asked to vote on the appointment of directors at this time.

Q:
Are the proposals conditioned on one another?

A:
None of the Articles Amendment Proposal or the IMTA Amendment Proposal are conditioned on the approval of any of the other Proposals, and no other Proposal is conditioned on the approval of the Articles Amendment Proposal or the IMTA Amendment Proposal. If either the Articles Amendment Proposal or the IMTA Amendment Proposal is not approved, the Company may in the future ask shareholders to approve proposals similar to the Proposals. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments (as defined below). If any of the Proposals are not approved and future Monthly Extension Payments are not made, the Company may be dissolved and liquidated in accordance with the Second A&R Memorandum and Articles of Association (as may be amended).

As contemplated by the Second A&R Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares (the “Redemptions”) in exchange for their pro rata portion of the funds held in the Trust Account as of two business days prior to the Shareholder Meeting, if the Articles Amendment is implemented, regardless of whether or how such public shareholders vote in regard to such proposal. If the Articles Amendment is implemented and one or more the Company’s shareholders elect to redeem their Public Shares pursuant to such redemption right, the Company will remove from the Trust Account and deliver to the holders of such redeemed

Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, and retain the remainder of the funds in the Trust Account. The Company may (and intends to) accept Redemptions in the event the Articles Amendment Proposal is not approved and the Articles Amendment is not implemented.
Q:
Why is the Company proposing the Proposals?

A:
The purpose of the Articles Amendment Proposal is to allow the Company to remain in existence indefinitely to receive the payments under the Settlement Agreement and Notes and to remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to make the Monthly Extension Payments. The purpose of the IMTA Amendment Proposal is to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation.

If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal and the IMTA Amendment Proposal.
The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Articles Amendment Proposal or the IMTA Amendment Proposal to its shareholders. In the event the Shareholder Meeting is cancelled (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely), and an initial business combination is not consummated on or before the Termination Date, and such date is not extended, the Company will dissolve and liquidate in accordance with the Second A&R Memorandum and Articles of Association.
Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal and will have no effect on the approval of the Articles Amendment Proposal and the Adjournment Proposal. The Sponsor and the Company’s independent directors, who collectively beneficially own approximately 35.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Proposals are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has the power to adjourn the Shareholder Meeting. You can also attend the Shareholder Meeting and vote in person or online. Even if you have previously voted by submitting a proxy pursuant to any of the methods noted above, you may withdraw your proxy and vote in person or online.

Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.
Q:
How will the Sponsor and the Company’s directors and officers vote?

A:
The Sponsor and the Company’s directors and officers intend to vote any Ordinary Shares over which they have voting control in favor of the Proposals.

On the Record Date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote an aggregate of 7,625,000 Class F Ordinary Shares, representing approximately 35.7% of the Company’s issued and outstanding Ordinary Shares. The Class F Ordinary Shares are not entitled to redemption rights. The Company’s officers do not own any Ordinary Shares directly.
Q:
Who is the Company’s Sponsor?

A:
The Company’s sponsor, Nabors Energy Transition Sponsor II LLC, a Cayman Islands limited liability company, is managed by Nabors Lux 2 S.a.r.l., a private limited liability company (société à responsabilité limitée) (“Nabors Lux”) incorporated in the Grand Duchy of Luxembourg. The Sponsor is owned by (i) Nabors Lux, a subsidiary of Nabors Industries Ltd., a Bermuda company publicly traded on the New York Stock Exchange (“Nabors”; NYSE: NBR), and (ii) Greens Road Energy II LLC, a Cayman Islands limited liability company controlled by Anthony G. Petrello, a U.S. citizen (“Greens Road”), the Company’s President, Chief Executive Officer, Secretary and Chairman and Chairman, President and Chief Executive Officer of Nabors. Nabors owns and operates one of the world’s largest land-based drilling rig fleets and provides offshore platform rigs and related services in the United States and several international markets.

Q:
Why should I vote “FOR” the Articles Amendment Proposal and the IMTA Amendment Proposal?

A:
The Company is proposing the Articles Amendment Proposal to allow the Company to remain in existence indefinitely to receive the payments under the Settlement Agreement and Notes and to remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to make the Monthly Extension Payments. The Company is proposing the IMTA Amendment Proposal to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation.

Without the Articles Amendment or the IMTA Amendment, the Company would not be able to remain in existence to enforce its rights under the Notes and to receive the proceeds under the Settlement Agreement and the Notes and would be forced to liquidate on the Termination Date, subject to any Monthly Extension Periods. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. The Board believes it is in the best interests of the Company and its shareholders to provide for the continued existence of the Company even without the Monthly Extension Payments, and the Board currently anticipates maintaining the Company’s existence until all payments are made under the Settlement Agreement and the Notes.
Q:
What if I do not want to vote “FOR” the Proposals?

A:
If you do not want any of the Proposals to be approved, you may “ABSTAIN,” not vote or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person, virtually or by proxy, you may vote “AGAINST” any of the Proposals, and your Ordinary Shares will be counted for the purposes of determining whether the Proposals are approved.
However, if you fail to attend the Shareholder Meeting in person, virtually or by proxy, or if you do attend the Shareholder Meeting in person, virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Articles Amendment Proposal and the Adjournment Proposal are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, this will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
If the Articles Amendment Proposal is approved, the Company’s existence will be indefinite and not subject to a termination date. The Company reserves the right at any time to cancel the Shareholder Meeting (by means of holding and thereafter adjourning the Shareholder Meeting sine die or indefinitely) and to not submit the Articles Amendment Proposal or the IMTA Amendment Proposal to its shareholders.

Q:
What happens if the Articles Amendment Proposal is not approved?

A:
If the Articles Amendment Proposal is not approved, the Company may in the future ask shareholders to approve proposals similar to the Proposals. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. If any of the Proposals are not approved and future Monthly Extension Payments are not made, the Company may be dissolved and liquidated and, in accordance with the Second A&R Memorandum and Articles of Association: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such an event, the Public Shares will have been redeemed, and will not be entitled to participate in any distribution of proceeds of payments under the Settlement Agreement or the Notes. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.

Q:
If the Articles Amendment Proposal and the IMTA Amendment Proposal are approved, what happens next?

A:
If the Articles Amendment Proposal and the IMTA Amendment Proposal are approved, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands. Holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of such net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Up to $0.50 per Public Share that is not redeemed in connection with the Shareholder

Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment may be withdrawn from the interest earned on the Trust Account to pay fees and expenses incurred by or on behalf of the Company since its formation, including those incurred in connection with the Action, and the remainder of the funds will be held until the time the Company liquidates as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in Overfunding Loans and Monthly Extension Payments. The Company expects that following the Redemptions it will not meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve.
Q:
If I vote for or against any of the Proposals, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” any of the Proposals, or do not vote at all, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on an initial business combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on an initial business combination at this time. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Articles Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Articles Amendment and the IMTA Amendment can each be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders may send a later-dated, signed proxy card to Nabors Energy Transition Corp. II at 515 West Greens Road, Suite 1200, Houston, TX 77067, so that it is received by the Company prior to the vote at the Shareholder Meeting (which is scheduled to take place on           , 2025) or attend the Shareholder Meeting and vote electronically in person or virtually. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person, virtually or by proxy, will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting.
With respect to the IMTA Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.
With respect to the Articles Amendment Proposal and the Adjournment Proposal, abstentions will have no effect on the approval of such proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the applicable rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. The Articles Amendment Proposal, the IMTA Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are a shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Proposals. Accordingly, your bank, broker, or other nominee can vote your shares on the Proposals at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Proposals?

A:
Yes. After careful consideration of the terms and conditions of each of the Proposals, the Board has determined that each of the Proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” each of the Proposals.

Q:
What interests do the Company’s directors and officers have in the approval of the Proposals?

A:
The Company’s directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Articles Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to the Articles Amendment Proposal or the IMTA Amendment Proposal?

A:
Neither Cayman Islands law nor the Second A&R Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights to the Company’s shareholders in connection with the Articles Amendment Proposal or the IMTA Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Articles Amendment Proposal as described under “How do I exercise my redemption rights?” below.
Q:
If I am a holder of Public Warrants (as defined below), can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

II.
prior to 4:00 p.m., Central Time, on           , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III.
deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Proposals and contingent upon the effectiveness of the implementation of the Articles Amendment, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares. As of          , 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $      per Public Share.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Public Shares will be distributed promptly after the Shareholder Meeting.

Any request for Redemption, once made by a holder of Public Shares, may be withdrawn at any time until the Redemption Deadline, and thereafter, with the approval of the Board. If you deliver your shares for Redemption to the Transfer Agent and later decide prior to the Redemption Deadline not to elect Redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for Redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 4:00 p.m., Central Time, on          , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Public Shares properly makes a request for Redemption and the Public Shares are delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Shareholder Meeting is not held for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.
Q:
What are the U.S. federal income tax consequences of a redemption of Public Shares?

A:
The receipt of cash by a U.S. Holder (as defined below under the section entitled “Material U.S. Federal Income Tax Considerations for Shareholders with Respect to a Redemption of Public Shares”) of Public Shares in redemption of its Public Shares will be a taxable event for U.S. federal income tax purposes and may be a taxable event for U.S. federal income tax purposes in the case of holders who are not U.S. Holders. U.S. Holders should read the discussion below under the section entitled “Material U.S. Federal Income Tax Considerations for Shareholders with Respect to a Redemption of Public Shares” for additional information. The tax consequences to each holder of Public Shares will depend on such holder’s own situation. Each holder of Public Shares should consult its own tax advisors as to the specific tax consequences to it of a redemption of its Public Shares, including as a result of the exercise of its redemption rights or in connection with a liquidation of the Company, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of such holder’s particular circumstances.

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NETD.info@investor.sodali.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek Redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 4:00 p.m., Central Time, on          , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 28, 2025, as amended by the Company’s Amendment No. 1 to Annual Report on Form 10K/A, as filed with the SEC on April 2, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If the Proposals (other than the Adjournment Proposal) are approved and the Articles Amendment is made effective and you do not redeem your Public Shares in connection with the Shareholder Meeting, you may not have the opportunity to sell your Public Shares in the future.
If the Proposals (other than the Adjournment Proposal) are approved by the requisite vote of shareholders and the Articles Amendment is made effective, holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. Following the Redemptions, the Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment, and (ii) a pro rata portion (allocated among the Public Shares not redeemed and the Class F Ordinary Shares) of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. We expect the Board will declare pro rata distributions of such net proceeds of payments under the Settlement Agreement and the Notes from time to time following receipt thereof, but there can be no assurances that such payments will be received in full or at all or as to the amount of fees and expenses of the Company, and any such distribution will be at the discretion of the Board. Up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment may be withdrawn from the interest earned on the Trust Account to pay fees and expenses incurred by or on behalf of the Company since its formation, including those incurred in connection with the Action, and the remainder of the funds transferred from the Trust Account will be held until the time the Company liquidates as and when determined by the Board, at which time the remaining proceeds will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in Overfunding Loans and Monthly Extension Payments. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve.
We expect our Class A Ordinary Shares to be delisted from Nasdaq following the Shareholder Meeting, after which it will not be possible for shareholders to publicly trade our shares.
We expect a large number of public shareholders may exercise their redemption rights in connection with the Articles Amendment and, as a result, we will not meet Nasdaq’s continued listing standards and our Class A Ordinary Shares may be delisted from Nasdaq. Following delisting, there will not be a liquid trading market for our Class A Ordinary Shares.
The Company may not receive payment under the Settlement Agreement or the Notes by either maturity date or at all and the Company may not receive payment if it enters into an initial business combination.
Our receipt of the payment of the amounts due under the Settlement Agreement or under the Notes at the applicable maturity date will be dependent upon e2’s ability to pay its obligations under the Settlement Agreement and the Notes on the applicable payment date. If e2 becomes unable to meet its respective financial obligations as they become due, we may not receive any or all of the amount(s) payable under the terms of the Settlement Agreement or the Notes. While the Notes will be secured, the security interests will not vest until obligations owed to a priority creditor are paid in full and actions to “perfect” the security interest may not be able to be taken until the security interest vests. Our status as a secured creditor may be impaired by virtue of this delay. Whether as a result of being unsecured or otherwise, in the event of a default under the Notes, we may not be able to (or it may be impractical to) foreclose on the collateral securing the Notes and/or the value of such collateral may be less than the amount owed under the Notes.
If, at the time of a Trigger Event, the Company has entered into a definitive agreement for an initial business combination, but such initial business combination has not yet been consummated, then any Trigger Event Payment shall instead be deposited by e2 into an escrow account. If such definitive agreement for an initial business combination is terminated, the Trigger Event Payment will be released to the Company, and if such initial business combination is consummated, the Trigger Event Payment will be released to e2.
The Notes will be secured by the equity interests of Mission Critical e2 LLC and Mission Critical e2 Limited (“Mission Critical”) (but, in each case, only upon repayment in full of a priority creditor), and such collateral is subject to a variety of risks associated with the Energy Services Agreement by and between Mission Critical and Herbata, some of which are outside of our control.
Herbata Limited, an Irish land development company (“Herbata”), is party to that certain Put and Call Option Agreement by and among Herbata, Mission Critical, Moffett Investment Holdings Unlimited Company and the shareholders of Herbata party thereto, dated April 9, 2024, pursuant to which (i) within the period starting on the date on which Herbata receives the final grant of applicable planning permission by the relevant authority for construction, development, and operation of the Herbata Project (the “Planning Permissions”) and ending on the six month anniversary of the date of the receipt of such Planning Permissions, Herbata has the option to require e2, through Mission Critical, to purchase the entire issued share capital of Herbata and the data center campus in Kildare County, Ireland on a three-hectare site which will include six two-story data center buildings at Jigginstown, Halverstown, and Newhall, Naas, adjacent to the M7 Business Park (the “Herbata Project”) that Herbata is developing for €60,411,000 (the “Put Option”) and (ii) provided that the Put Option is not exercised at the time, until the expiration of the six month anniversary of the date of the receipt of such Planning Permissions, e2 may purchase the entire issued share capital of Herbata and the Herbata Project site, together with all related Planning Permissions, for €60,411,000.
Additionally, we are subject to other risks, including:
•
Herbata’s financial conditions and creditworthiness;

•
Herbata’s ability to complete its project on projected timeline and within forecasted budget;

•
risks and delays associated with Herbata obtaining requisite permits and approvals; and

•
ability to obtain financing for Herbata’s project on attractive terms or at all.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including,
•
restrictions on the nature of our investments; and

•
restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:
•
registration as an investment company;

•
adoption of a specific form of corporate structure; and

•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We do not intend to spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the Company intends to only hold the proceeds in the Trust Account and any payments under the Settlement Agreement and Notes as cash or cash equivalents but may decide to invest them in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations in the future. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at liquidating and dissolving (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The IPO was not intended for persons who are seeking a return on investments in government securities or investment securities. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.
In the adopting release for the final rules which became effective on July 1, 2024, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate.

EXTRAORDINARY GENERAL MEETING OF THE COMPANY’S SHAREHOLDERS
This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on            , 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about            , 2025 to all shareholders of record of the Company as of the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on            , 2025, at            , Central Time, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002, and as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting            . Please see “Questions and Answers about the Shareholder Meeting — How do I attend the virtual Shareholder Meeting?” for more information.
You can pre-register to attend the virtual Shareholder Meeting starting            , 2025, at        , Central Time (two business days prior to the meeting date). Enter the URL address into your browser            , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (toll-free) (or +1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number       #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — Articles Amendment Proposal — To consider and vote upon a proposal to approve by special resolution, with effect from such date as determined by the Board in its sole discretion, an amendment to the Second A&R Memorandum and Articles of Association to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate an initial business combination indefinitely.

The text of the special resolution and a copy of the Articles Amendment are set forth in Annex A to this proxy statement.
2.
Proposal No. 2 — IMTA Amendment Proposal — To consider and vote upon a proposal to approve an amendment and restatement of the Trust Agreement, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to withdraw from the interest earned on the Trust Account established in connection with the IPO (x) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (ii) to reflect the Indefinite Extension.
A copy of the IMTA Amendment is set forth in Annex B to this proxy statement.
3.
Proposal No. 3 — Adjournment Proposal — To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The text of the ordinary resolution is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”
Voting Power; Record Date
As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on       , 2025, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 21,349,863 issued and outstanding Ordinary Shares, of which 13,724,863 Class A Ordinary Shares were held by public shareholders and 7,625,000 Class F Ordinary Shares were held by the Sponsor and the Company’s independent directors. On the Record Date, there were no Class B Ordinary Shares issued and outstanding.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person, virtually or by proxy, of shareholders holding one-third (1/3) in voting power of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not count as votes cast and therefore will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal and no effect on the approval of the Articles Amendment Proposal and the Adjournment Proposal.

The Sponsor and the Company’s independent directors, who collectively own approximately 35.7% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal and no effect on the approval of the Articles Amendment Proposal and the Adjournment Proposal.
Under the applicable rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Proposals are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Shareholder Meeting without your instruction.
Vote Required for Approval
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class.
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all of their Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. The Class F Ordinary Shares and Class B Ordinary Shares are not entitled to redemption rights and will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or approximately 35.7% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, (i) approval of the Articles Amendment Proposal will require the affirmative vote of at least 6,608,242 Public Shares (or approximately 48.1% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes, (ii) approval of the IMTA Amendment Proposal will require the affirmative vote of at least 6,252,411 Public Shares (or approximately 45.6% of the Public Shares), and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,049,932 Public Shares (or approximately 22.2% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes. The following table reflects the number of additional Public Shares required to approve each proposal:
		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Articles Amendment Proposal	Two-thirds (2/3) of Voted Shares	0	6,608,242
IMTA Amendment Proposal	65% of Issued and Outstanding Shares	6,252,411	6,252,411
Adjournment Proposal	Majority of Voted Shares	0	3,049,932
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on the Record Date for the Shareholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Central Time, on            , 2025.
Voting Electronically.   You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting            and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Proposals. Under the Second A&R Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are a shareholder of the Company and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETD.info@investor.sodali.com.

Redemption Rights
Pursuant to the Second A&R Memorandum and Articles of Association, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, any of the Proposals and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $       per Public Share as of            , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 4:00 p.m., Central Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s deposit withdrawal at custodian (“DWAC”) system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
The closing price of the Public Shares on            , 2025 was $       per share. The cash held in the Trust Account as of            , 2025, the most recent practicable date prior to the date of this proxy statement, was approximately $       million (including interest not previously released to the Company to pay taxes) ($       per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of material U.S. federal income tax considerations for holders of Public Shares with respect to the redemption of Public Shares as a result of the exercise of the redemption rights discussed above, see “Material U.S. Federal Income Tax Considerations for Shareholders with Respect to a Redemption of Public Shares.” The consequences of a Redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
Neither Cayman Islands law nor the Second A&R Memorandum and Articles of Association provide for dissenters’ rights or appraisal rights for dissenting shareholders in connection with any of the Proposals. Accordingly, there are no dissenters’ rights or appraisal rights available to the Company’s shareholders in connection with any of the Proposals. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Articles Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or virtually. The Company has engaged Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies virtually. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Sodali a fee of $20,000, plus associated disbursements, reimburse Sodali for its reasonable out-of-pocket expenses and indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

THE ARTICLES AMENDMENT PROPOSAL
Background
The Company is a blank check company incorporated as a Cayman Islands exempted company on April 12, 2023 and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities. Our Sponsor is an affiliate of Nabors (NYSE: NBR).
On July 18, 2023, the Company consummated its IPO of 30,500,000 Units at $10.00 per Unit, including 500,000 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option, generating gross proceeds of $305.0 million. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The securities in the IPO were registered under the Securities Act of 1933, as amended (the “Securities Act”), on a registration statement on Form S-1 (No. 333-272810). The SEC declared the registration statement effective on July 13, 2023.
Simultaneously with the closing of the IPO, the Company consummated the sale of 9,540,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $9.5 million.
Simultaneously with the closing of the IPO, the direct or indirect owners of the Sponsor loaned the Company an aggregate of $3,050,000, and in exchange, the Company issued unsecured promissory notes to each lender for an aggregate principal amount of $3,050,000.
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the Units in the IPO, the sale of the Private Placement Warrants and the Overfunding Loans were deposited in the Trust Account.
On July 16, 2025, the Company convened an extraordinary general meeting (the “First Extension Meeting”) and, among other things, the Company’s shareholders approved and adopted by special resolution an amendment and restatement of the Company’s then-effective Amended and Restated Memorandum and Articles of Association, with effect from such date as determined by the Board in its sole discretion, to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate an initial business combination from July 18, 2025 up to twelve times for an additional one month each time to July 18, 2026 (or within 36 months from the consummation of the IPO), provided that the Sponsor (or its affiliates or designees) deposited into the Trust Account for each monthly extension $250,000 in exchange for a non-interest bearing, unsecured promissory note.
At the First Extension Meeting, shareholders holding 16,775,137 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account (the “First Extension Redemption”). As a result, approximately $186.7 million (or approximately $11.13 per share) was removed from the Trust Account to pay such holders, and 13,724,863 Public Shares remain outstanding. Following the First Extension Meeting, the Sponsor has (or its affiliates or designees have) deposited an aggregate of $750,000 into the Trust Account to extend the Termination Date from July 18, 2025 to October 18, 2025 pursuant to the Second A&R Memorandum and Articles of Association.
Overview
In connection with the Settlement Agreement, the Company no longer intends to pursue an initial business combination or the e2 Business Combination and intends to indefinitely continue its existence solely for purposes of receiving all payments under the Settlement Agreement and the Notes, satisfying its liabilities, obligations, fees and expenses incurred in connection with the transactions contemplated by the Business Combination Agreement and IPO and subsequently liquidating and dissolving. Accordingly, the Company is proposing to amend its Second A&R Memorandum and Articles of Association to delete Article 49 (Business Combination), other than Article 49.7, in its entirety, and amend Article 49.7 to (i) remove the obligations under the Second A&R Memorandum and Articles of Association for the Sponsor (or its affiliates or designees) to deposit additional funds of $250,000 into the Trust Account for each

Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note and (ii) allow the Company to remain in existence indefinitely to receive the payments under each Note and any Trigger Event Payments.
As contemplated by the Second A&R Memorandum and Articles of Association, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Amendment is implemented. The Company may (and intends to) accept Redemptions in the event the Articles Amendment Proposal is not approved and the Articles Amendment is not implemented.
A copy of the form of the proposed Articles Amendment is attached to this proxy statement as Annex A.
On            , 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $      , based on the aggregate amount on deposit in the Trust Account of approximately $       million as of            , 2025 (including interest not previously released to the Company to pay taxes), divided by the total number of then outstanding Public Shares. The redemption price per share in connection with the Articles Amendment Proposal will be calculated based on the aggregate amount on deposit in the Trust Account two business days prior to the Shareholder Meeting. The closing price of the Public Shares on Nasdaq on            , 2025, was $      . Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $       [more/less] per share than if the shares were sold in the open market (based on the current per share redemption price as of            , 2025). The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
Reasons for the Articles Amendment Proposal
The Company and its officers and directors agreed that they would not seek to amend the Second A&R Memorandum and Articles of Association unless the Company provided holders of its Public Shares with the right to seek Redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company to have the Company’s shareholders approve the Articles Amendment Proposal to allow the Company to remain in existence indefinitely to receive payments under the Settlement Agreement and Notes and to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees or expenses incurred by or on behalf of the Company since its formation.
If the Articles Amendment Proposal is Not Approved
If the Articles Amendment Proposal is not approved, the Company may in the future ask shareholders to approve proposals similar to the Proposals. The Sponsor has informed the Board that it does not intend to fund, nor does it intend to cause any of its affiliates or designees to fund, any further Monthly Extension Payments. If any of the Proposals are not approved and future Monthly Extension Payments are not made, the Company may be dissolved and liquidated and, in accordance with the Second A&R Memorandum and Articles of Association: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such an event, the Public Shares will have been redeemed, and will not be entitled to participate in any distribution of proceeds of payments under the Settlement Agreement or the Notes. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up.
If the Articles Amendment Proposal is Approved
If the Articles Amendment Proposal is approved and implemented, the Company will file the Articles Amendment with the Registrar of Companies in the Cayman Islands in the form attached to this proxy statement as Annex A. Holders of Public Shares remaining after the Redemptions will not have another opportunity to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account. The Company does not intend to pursue an initial business combination or the e2 Business Combination at this time. Any shareholder that does not redeem its Public Shares in connection herewith is expected to receive (i) a pro rata portion of the funds available in the Trust Account at the time the Company liquidates and dissolves, which is expected to constitute, for each Public Share, (x) the proceeds of the Trust Account, less (y) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment, and (ii) a pro rata portion of any payments under the Settlement Agreement and the Notes, net of fees and expenses paid or to be paid by or on behalf of the Company. Up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and up to 100% of the interest accrued from the date of the IMTA Amendment may be withdrawn from the interest earned on the Trust Account to pay fees and expenses incurred by or on behalf of the Company since its formation, including those incurred in connection with the Action, and the remainder of the funds will be held until the time the Company liquidates as and when determined by the Board, at which time the remaining funds in the Trust Account will be used to redeem the holders of Public Shares remaining after the Redemption in connection with the Shareholder Meeting. As of the date of this proxy statement, the Company has (i) approximately $10.0 million of incurred fees and expenses and (ii) approximately $4.1 million in Overfunding Loans and Monthly Extension Payments. The Company expects that following the Redemptions it will not meet the listing standards of Nasdaq and, accordingly, expects to be delisted from Nasdaq. The Company will remain in existence indefinitely or until such time as the Board determines that the Company liquidate and dissolve.
You are not being asked to vote on an initial business combination at this time. The Company does not intend to pursue an initial business combination at this time.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company’s shareholders should be aware that, aside from their interests as direct or indirect shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Articles Amendment Proposal and the IMTA Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Articles Amendment Proposal and the IMTA Amendment Proposal:
•
the fact that, under the current Second A&R Memorandum and Articles of Association, the Sponsor (or its affiliates or designees) is required to deposit into the Trust Account $250,000 for each Monthly Extension Period which will no longer be required if the Articles Amendment Proposal is approved and the Articles Amendment is implemented;

•
the fact that on October 14, 2025, Nabors and certain affiliates of Nabors entered into a settlement agreement with e2 pursuant to which e2 shall refund to Nabors Corporate Services, Inc. $1,631,500 paid in respect of certain purchase orders (the “Purchase Orders”), without interest, no later than December 1, 2025. If the refund is not paid in full by December 1, 2025, interest shall accrue at 10% per annum. The parties agreed to terminate all agreements relating to the Purchase Orders;

•
the fact that Nabors Lux (which certain of the Company’s officers are affiliated with) and certain of the Company’s officers and directors paid an aggregate of $8,727,510 for 8,727,510 Private Placement Warrants, each of which is exercisable 30 days following the closing of an initial business combination for one Class A Ordinary Share at $11.50 per share. If the Articles Amendment Proposal is not approved and the Sponsor does not pay, or cause an affiliate to pay, the Monthly Extension Payments, the Company may be forced to liquidate, and a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the Private Placement Warrants will be worthless;
•
the fact that Nabors Lux and certain of the Company’s officers and directors loaned an aggregate of $2,787,490 of the $3,050,000 Overfunding Loans to the Company in connection with the IPO, which loans will not be repaid if the Company is forced to liquidate;

•
the fact that the Sponsor has invested in the Company $25,000 for 7,475,000 Class F Ordinary Shares. Assuming a trading price of $       per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on            , 2025), the 7,475,000 Class F Ordinary Shares would have an implied aggregate market value of $      ;

•
the fact that the Company’s independent directors own an aggregate of 150,000 Class F Ordinary Shares that, upon forfeiture and surrender by the Sponsor, were issued to the Company’s independent directors for an aggregate of $290. Assuming a trading price of $       per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on            , 2025), the 150,000 Class F Ordinary Shares would have an implied aggregate market value of $      ;

•
the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Articles Amendment Proposal is not approved and the Company fails to complete an initial business combination on or before the Termination Date;

•
the indemnification of the Company’s existing officers and directors and the liability insurance maintained by the Company;

•
the fact that the Sponsor (or its affiliates or designees) deposited an aggregate of $750,000 into the Trust Account in order to extend the Termination Date from July 18, 2025 to October 18, 2025 pursuant to the Second A&R Memorandum and Articles of Association, and, if the Company is forced to liquidate, such loans will be repaid in cash only from funds held outside the Trust Account, if any. If the Articles Amendment Proposal and the IMTA Amendment Proposal are approved, the Company may use funds withdrawn from interest earned on the Trust Account to pay such loans. Any payments received under the Settlement Agreement and the Notes will first be used to pay the loans;

•
the fact that up to $0.50 per Public Share that is not redeemed in connection with the Shareholder meeting and up to 100% of the interest accrued from the date of the IMTA Amendment and payments received under the Settlement Agreement and the Notes will be used to pay the Company’s fees and expenses, including reimbursement of any loans extended, fees due or out-of-pocket expenses by the Sponsor and the Company’s officers and directors, if the Proposals are approved. As of the date of this proxy statement, there are no loans extended, fees due or outstanding out of pocket expenses for which the Company’s officers and directors or the Sponsor are awaiting reimbursement, except as described herein;

•
the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of interest withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims; and

•
the fact that the Sponsor and the Company’s officers and directors, and their respective affiliates, will be reimbursed for out-of-pocket expenses incurred in connection with activities on the Company’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations, which expenses were approximately $       million as of            , 2025, the record date for the Shareholder Meeting. As of           , 2025, the amount in reimbursement the Sponsor and the Company’s officers and directors, and their respective affiliates may receive is            .
Redemption Rights
Pursuant to the Second A&R Memorandum and Articles of Association, holders of Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, any of the Proposals. In connection with the Articles Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Amendment, any shareholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $       per share as of            , 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks Redemption as described in this section and the Articles Amendment Proposal is approved and implemented, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 4:00 p.m., Central Time, on            , 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
The closing price of the Public Shares on            , 2025, the most recent practicable date prior to the date of this proxy statement, was $       per share. The cash held in the Trust Account on such date was approximately $       million (including interest not previously released to the Company to pay taxes) ($       per Public Share). Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand Redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, which is a resolution passed by a majority of at least two-thirds (2/3) of such shareholders of the Company as, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Articles Amendment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or approximately 35.7% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, approval of the Articles Amendment Proposal will require the affirmative vote of at least 6,608,242 Public Shares (or approximately 48.1% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Full Text of the Articles Amendment Proposal
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution, with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), the Company’s second amended and restated memorandum and articles of association currently in effect be amended by (i) deleting Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extending the date by which the Company has to consummate an initial business combination indefinitely:”
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Articles Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the Articles Amendment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
ARTICLES AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Articles Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

THE IMTA AMENDMENT PROPOSAL
Overview
The Company is proposing to amend and restate the Trust Agreement (x) to permit the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (y) to reflect the Indefinite Extension.
A copy of the form of the proposed IMTA Amendment is attached to this proxy statement as Annex B.
Reasons for the IMTA Amendment Proposal
The purpose of the IMTA Amendment Proposal is to allow the Company to withdraw from the interest earned on the Trust Account (i) up to $0.50 per Public Share that is not redeemed in connection with the Shareholder Meeting and (ii) up to 100% of the interest accrued from the date of the IMTA Amendment, in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation.
If the IMTA Amendment Proposal is Not Approved
If the IMTA Amendment Proposal is not approved, the Company will not be able to withdraw funds to pay for its fees and expenses. The Company may in the future ask shareholders to approve a proposal similar to the IMTA Amendment Proposal.
If the IMTA Amendment Proposal is Approved
If the IMTA Amendment Proposal is approved and implemented, the Company will execute the IMTA Amendment in the form attached to this proxy statement as Annex B.
You are not being asked to vote on an initial business combination at this time. The Company does not intend to pursue an initial business combination at this time.
Vote Required for Approval
Pursuant to the Trust Agreement, the approval of the IMTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have the same effect as a vote “AGAINST” the IMTA Amendment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or approximately 35.7% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, approval of the IMTA Amendment Proposal will require the affirmative vote of at least 6,252,411 Public Shares (or approximately 45.6% of the Public Shares).
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the IMTA Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the IMTA Amendment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE IMTA
AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Articles Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Company is asking shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Articles Amendment Proposal or the IMTA Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event that, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that additional time is necessary to obtain the requisite shareholder votes or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting. In such events, the Articles Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, which is a resolution passed by a simple majority of the shareholders of the Company as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Ordinary Shares in favor of the Proposals being presented at the Shareholder Meeting. As of the date hereof, the Sponsor and the Company’s independent directors collectively hold all of the Class F Ordinary Shares or approximately 35.7% of the issued and outstanding Ordinary Shares. The Company’s officers do not own any Ordinary Shares directly. As a result, in addition to the Class F Ordinary Shares, approval of the Adjournment Proposal will require the affirmative vote of at least 3,049,932 Public Shares (or approximately 22.2% of the Public Shares) if all Public Shares are represented at the Shareholder Meeting and cast votes, and no Public Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.
Full Text of the Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal and the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS WITH RESPECT TO A REDEMPTION OF PUBLIC SHARES
The following is a discussion of the material U.S. federal income tax considerations for U.S. Holders (as defined below) of Public Shares (i) who elect to have their Public Shares redeemed for cash if the Articles Amendment Proposal is implemented (or if the Company otherwise determines to accept Redemptions in the event the Articles Amendment Proposal is not approved and the Articles Amendment Proposal is not implemented) or (ii) whose Public Shares are redeemed in connection with a future liquidation of the Company. This discussion applies only to Public Shares that are held by U.S. Holders as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the provisions of the Code, U.S. Treasury regulations, administrative rules and judicial decisions, all as in effect on the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. We have not sought, and do not intend to seek, any rulings from the U.S. Internal Revenue Service (“IRS”) with respect to the statements made and the positions or conclusions described in this discussion. Such statements, positions and conclusions are not free from doubt, and there can be no assurance that your tax advisor, the IRS or a court will agree with such statements, positions and conclusions.
The following discussion does not purport to be a complete analysis of all potential tax effects to holders of Public Shares resulting from any redemptions of Public Shares. Furthermore, it does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their personal circumstances. In addition, this summary does not address the Medicare tax on certain investment income, U.S. federal estate or gift tax laws, any U.S. state or local or non-U.S. tax laws, any tax treaties or any tax considerations applicable to investors that may be subject to special treatment under the U.S. federal income tax laws, such as:
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banks, insurance companies or other financial institutions;

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tax-exempt or governmental organizations;

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dealers in securities or foreign currencies;

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persons whose functional currency is not the U.S. dollar;

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traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

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partnerships or other pass-through entities for U.S. federal income tax purposes or holders of interests therein;

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persons deemed to sell Public Shares under the constructive sale provisions of the Code;

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persons that acquired Public Shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

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persons that hold Public Shares as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

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certain former citizens or long-term residents of the United States;

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persons that actually or constructively hold 5% or more (by vote or value) of any class of the Company’s shares;

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holders of our Class F Ordinary Shares and Private Placement Warrants; and

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our officers or directors.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of a partner in such partnership generally will depend upon the status of the partner, upon the activities of the partnership and upon certain determinations made at the partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding Public Shares should consult with their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.
HOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS (INCLUDING ANY POTENTIAL FUTURE CHANGES THERETO) TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY U.S. STATE OR LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a holder that, for U.S. federal income tax purposes, is:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

Tax Effects for U.S. Holders of a Redemption of Public Shares
Generally
Subject to the passive foreign investment company (“PFIC”) rules discussed below, in the event that a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights”, the treatment of such a redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights” qualifies as a sale of Public Shares, the U.S. Holder will be treated as described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.” If the redemption pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights” does not qualify as a sale of Public Shares, the U.S. Holder will be treated as receiving a distribution from the Company with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held directly, indirectly or constructively by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning the Company’s warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a distribution from the Company) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests is satisfied, a U.S. Holder takes into account not only Public Shares actually owned by the U.S. Holder, but also our shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include the Public Shares that could be acquired pursuant to the exercise of the Company’s warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Since the Public Shares do not participate in the election or appointment of the Company’s board of directors prior to the initial business combination, the Public Shares might not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test might not be applicable.
There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by the U.S. Holder are redeemed, the U.S. Holder is eligible to waive (and effectively waives in accordance with specific rules) the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other of our shares (including shares constructively owned by the U.S. Holder as a result of owning the Company’s warrants).
The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of a redemption pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights”.
If none of the foregoing tests is satisfied, the redemption pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights” will be treated as a distribution from the Company and the tax considerations will be as described below under “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Company warrants or possibly in other Public Shares constructively owned by it.
A redemption of a U.S. Holder’s Public Shares in connection with a future complete liquidation of the Company would generally be expected to be treated as a taxable sale in the manner described below under “— Gain or Loss on Redemption Treated as a Sale of Public Shares”.
Gain or Loss on Redemption Treated as a Sale of Public Shares
Subject to the PFIC rules discussed below, if a redemption of a U.S. Holder’s Public Shares is treated as a sale of such Public Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received by such U.S. Holder in such redemption and (ii) such U.S. Holder’s adjusted tax basis in its Public Shares redeemed therefor. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for its Public Shares redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may be deemed to be a limitation of a shareholder’s risk of loss and suspend the running of the applicable holding period of such stock for this purpose. If the running of the holding period for the Public Shares is suspended, U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment with respect to their Public Shares. If the one-year holding period requirement is not satisfied, any gain on the redemption of Public Shares would be short-term capital gain that is taxed at regular ordinary income tax rates. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitations.
U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Taxation of Redemption Treated as a Distribution
If a redemption of a U.S. Holder’s Public Shares is not treated as a sale of such Public Shares, the U.S. Holder generally will be treated as receiving a distribution of cash from the Company. Any such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a non-taxable return of capital to the extent of a U.S. Holder’s adjusted tax basis in its Public Shares that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of Public Shares and will be treated as described above under “— Gain or Loss on Redemption Treated as a Sale of Public Shares.”
Any portion of a distribution that is treated as a dividend paid by us will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As discussed below, because the Company believes that it may be considered a PFIC, and if it is so treated, any portion of a distribution that is treated as a dividend paid to a non-corporate U.S. Holder generally will not constitute a “qualified dividend” eligible for the lower applicable long-term capital gains rate. U.S. Holders should consult with their own tax advisors regarding the availability of the dividends received deduction or the lower preferential income tax rate for qualified dividend income for any redemption treated as a distribution.
Passive Foreign Investment Company Rules
In general, a foreign (i.e., non-U.S.) corporation will be treated as a PFIC with respect to a U.S. Holder in any taxable year in which, after applying certain look-through rules, either: (i) at least 75% of its gross income for such taxable year consists of passive income (e.g., dividends, interest, rents (other than rents derived from the active conduct of a trade or business), and gains from the disposition of passive assets); or (ii) the average percentage (ordinarily averaged quarterly over the year) by value of its assets during such taxable year that produce or are held for the production of passive income is at least 50%.
Because the Company is a blank-check company with no current active business, based upon the composition of our income and assets, and upon review of our financial statements, the Company believes that it may be considered a PFIC for the 2023 and 2024 taxable years and may be considered a PFIC for its current taxable year. Although our PFIC status is determined in each taxable year, an initial determination that we are a PFIC will generally apply for subsequent years to a U.S. Holder who held (or is deemed to have held) Public Shares while we were a PFIC, whether or not we are treated as a PFIC in those subsequent years.
If we are treated as a PFIC for any taxable year in which a U.S. Holder holds Public Shares and the U.S. Holder did not make either a timely qualified electing fund (“QEF”) election or a mark-to-market election (in either case, as described below), such U.S. Holder generally will be subject to special rules with respect to (i) any gain realized on the sale or other disposition of its Public Shares and (ii) any “excess distribution” (generally, the portion of any distributions received by such U.S. Holder during a taxable year in excess of 125% of the average annual distributions received by such U.S. Holder during the three preceding taxable years or, if shorter, such U.S. Holder’s holding period for the Public Shares). Under these rules:
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the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

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the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder realized the gain or received the excess distribution, or to the portion of the U.S. Holder’s holding period prior to the first day of our first taxable year in which we were a PFIC, will be taxed as ordinary income; and

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the amount allocated to each of the other taxable years (or portions thereof) of the U.S. Holder will be subject to tax at the highest tax rate in effect for the U.S. Holder in that year, and an interest charge for the deemed deferral benefit will be imposed with respect to the resulting tax attributable to each such other taxable year (or portion thereof).

The impact of the foregoing PFIC rules on a U.S. Holder with respect to a redemption of Public Shares will depend on whether such U.S. Holder makes or has made a timely and valid QEF election (if eligible to do so) in the first taxable year in which the U.S. Holder held (or was deemed to hold) Public Shares in which we are classified as a PFIC or, if in a later taxable year, by making a timely and valid QEF election together with a purging election. A U.S. Holder that has made a timely QEF election with respect to its Public Shares will generally recognize capital gain or loss on the sale or other disposition of its Public Shares (including upon a redemption of Public Shares that is treated as a sale of Public Shares), and no additional tax or interest charge will be imposed under the PFIC rules.
Generally, a QEF election should be made on or before the due date for filing such U.S. Holder’s U.S. federal income tax return for such taxable year. A QEF election is made on a shareholder-by-shareholder basis (and, once made, can be revoked only with the consent of the IRS) and generally requires such U.S. Holder to include annually in gross income its pro rata share of the ordinary earnings (as ordinary income) and net capital gains (as long-term capital gain), if any, of the Company, regardless of whether the Company makes distributions to such U.S. Holder. However, in order to comply with the QEF election requirements, a U.S. Holder must receive a PFIC annual information statement from the Company. If we determine we are a PFIC for any taxable year, upon written request by a U.S. Holder, we will endeavor to provide to such U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable such U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
The impact of the PFIC rules on a U.S. Holder with respect to a redemption of Public Shares may alternatively depend on whether such U.S. Holder is eligible to and makes a timely and valid mark-to-market election with respect to its Public Shares. No assurance can be given that the Public Shares are considered to be “marketable stock” (which generally would include stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which the Public Shares have been listed but from which the Company expects to be delisted following the Shareholder Meeting as a result of the Redemptions)) for purposes of the mark-to-market election. If such an election is available and has been made by a U.S. Holder, such U.S. Holder generally will not be subject to the PFIC rules described above. However, if the mark-to-market election is made by a U.S. Holder after the first taxable year of the U.S. Holder in which the U.S. Holder holds (or is deemed to hold) Public Shares and in which we are classified as a PFIC, then the PFIC rules will continue to apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares (including upon a redemption of Public Shares pursuant to the redemption provisions described in the subsection of this proxy statement entitled “The Articles Amendment Proposal — Redemption Rights” or in connection with a future liquidation of the Company).
The rules dealing with PFICs and with the QEF, purging and mark-to-market elections are very complex, are affected by various factors in addition to those described above, and their application is uncertain. Accordingly, U.S. Holders of Public Shares are strongly urged to consult with their own tax advisors regarding the application of the PFIC rules to them in their particular circumstances and any resulting tax consequences.
Information Reporting and Backup Withholding
Information reporting requirements generally will apply to amounts received by a U.S. Holder unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such amounts if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained provided that the required information is timely furnished to the IRS.
THE FOREGOING DISCUSSION IS NOT A COMPREHENSIVE DISCUSSION OF ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF PUBLIC SHARES OF ANY REDEMPTION OF PUBLIC SHARES PURSUANT TO THE REDEMPTION PROVISIONS

DESCRIBED IN THE SUBSECTION OF THIS PROXY STATEMENT ENTITLED “THE ARTICLES AMENDMENT PROPOSAL — REDEMPTION RIGHTS” OR IN CONNECTION WITH A FUTURE LIQUIDATION OF THE COMPANY, AND IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY U.S. STATE OR LOCAL OR NON-U.S. JURISDICTION. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF ANY REDEMPTION TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS (AND OF ANY POTENTIAL FUTURE CHANGES THERETO).

BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY
References in this section to “we,” “our,” or “us” refer to Nabors Energy Transition Corp. II.
General
We are a blank check company incorporated on April 12, 2023 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities, which we refer to throughout this proxy statement as our initial business combination. We are an early stage and emerging growth company and, as such, we are subject to all of the risk associated with early stage and emerging growth companies. We have also neither engaged in any operations nor generated any revenue to date.
Our Sponsor is an affiliate of Nabors, which owns and operates one of the world’s largest land-based drilling rig fleets and provides offshore platform rigs and related services in the United States and several international markets.
IPO and Private Placement
On July 18, 2023, the Company consummated its IPO of 30,500,000 Units at $10.00 per Unit, generating gross proceeds of approximately $305.0 million. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Public Warrant, with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The securities in the IPO were registered under the Securities Act, on a registration statement on Form S-1 (No. 333-272810). The SEC declared the registration statement effective on July 13, 2023.
Simultaneously with the closing of the IPO, the Company consummated the sale of 9,540,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $9.54 million.
Simultaneously with the closing of the IPO, the direct or indirect owners of the Sponsor loaned the Company an aggregate of $3.05 million, and in exchange, the Company issued unsecured promissory notes to each lender for an aggregate principal amount of $3.05 million.
Following the closing of the IPO, $308,050,000 from the net proceeds of the sale of the Units in the IPO, the sale of the Private Placement Warrants and the Overfunding Loans were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, or in an interest bearing demand deposit account until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.
Prior Extensions
On July 16, 2025, the Company convened the First Extension Meeting and, among other things, the Company’s shareholders approved and adopted by special resolution an amendment and restatement of the Company’s then-effective Amended and Restated Memorandum and Articles of Association, with effect from such date as determined by the Board in its sole discretion, to allow the Board, without another shareholder vote, to elect to extend the date by which the Company has to consummate an initial business combination from July 18, 2025 up to twelve times for an additional one month each time to July 18, 2026 (or within 36 months from the consummation of the IPO), provided that the Sponsor (or its affiliates or designees) deposited into the Trust Account for each monthly extension $250,000 in exchange for a non-interest bearing, unsecured promissory note.
At the First Extension Meeting, shareholders holding 16,775,137 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $186.7 million (or approximately $11.13 per share) was removed from the Trust Account to pay such holders, and 13,724,863 Public Shares remain outstanding. Following the First Extension Meeting, the Sponsor has (or its affiliates or designees have) deposited an aggregate of $750,000 into the Trust Account to extend the Termination Date from July 18, 2025 to October 18, 2025 pursuant to the Second A&R Memorandum and Articles of Association.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•
each of the Company’s officers and directors; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 21,349,863 Ordinary Shares, consisting of (i) 13,724,863 Class A Ordinary Shares, (ii) 7,625,000 Class F Ordinary Shares and (iii) no Class B Ordinary Shares, issued and outstanding as of the Record Date. The table below does not reflect record or beneficial ownership of any Ordinary Shares issuable upon exercise of the warrants because these securities are not exercisable within 60 days of the Record Date.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Class A Ordinary Shares	Class F Ordinary Shares	Approximate Percentage of Outstanding Ordinary Shares
Nabors Energy Transition Sponsor II LLC(2)(3)	7,475,000	—	35.0%
Wealthspring Capital LLC(4)	3,250,848	—	15.2%
HGC Investment Management Inc.(5)	2,702,996	—	12.7%
First Trust Merger Arbitrage Fund(6)	2,608,827	—	12.2%
First Trust Capital Management L.P.(6)	2,790,622	—	13.1%
W. R. Berkley Corporation(7)	1,542,099	—	7.2%
Barclays PLC(8)	1,528,728	—	7.2%
Karpus Management, Inc.(9)	1,428,492	—	6.7%
Anthony G. Petrello(2)(3)	—	7,475,000	35.0%
William J. Restrepo(3)(10)	1,000	—	*
Guillermo Sierra(3)	—	—	—
Colleen Calhoun(2)	—	50,000	*
Stephen M. Trauber(2)(3)	—	50,000	*
Colin Richardson(2)	—	50,000	*
All executive officers and directors as a group (6 individuals)	1,000	7,625,000	35.7%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 515 West Greens Road, Suite 1200, Houston, Texas 77067.

(2)
Interests shown consist solely of Class F Ordinary Shares. Such shares will automatically convert into Class B Ordinary Shares at the time of our initial business combination on a one-for-one basis, or earlier at the option of the holder, subject to forfeiture and surrender. Prior to and following our initial business combination, each Class B Ordinary Share will be convertible, at the option of the holder, into one of our Class A Ordinary Shares, subject to adjustment.
(3)
The Sponsor is the record owner of the shares reported herein. Sponsor is a Cayman Islands limited liability company and affiliate of Nabors. The Sponsor is managed by Nabors Lux and owned by Nabors Lux and Greens Road. Greens Road is controlled by Anthony G. Petrello, our President, Chief Executive Officer, Secretary and Chairman and the Chairman, President, Chief Executive Officer and director of Nabors. Greens Road is owned primarily by certain members of our management team, including Anthony G. Petrello, William J. Restrepo, our Chief Financial Officer, and Guillermo Sierra, our Vice President — Energy Transition, and Stephen M. Trauber, our independent director. Each of Anthony G. Petrello, William J. Restrepo, Guillermo Sierra and Stephen M. Trauber disclaim any beneficial ownership of securities held by Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)
According to Schedule 13G filed with the SEC on January 10, 2024 on behalf of Wealthspring Capital LLC, a Delaware limited liability company (“Wealthspring”), and Matthew Simpson, a U.S. citizen and manager of Wealthspring, each of Wealthspring and Matthew Simpson may be deemed to beneficially own the shares reported herein. The business address for Wealthspring and Matthew Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such shareholder’s current holdings.

(5)
According to Schedule 13G filed with the SEC on February 14, 2024 on behalf of HGC Investment Management Inc., a company incorporated under the laws of Canada (“HGC”), HGC serves as the investment manager to The HGC Fund LP, an Ontario limited partnership (the “Fund”), with respect to the Class A Ordinary Shares held by HGC on behalf of the Fund. The business address of HGC is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such shareholder’s current holdings.

(6)
According to Schedule 13G/A filed with the SEC on November 15, 2024 on behalf of First Trust Merger Arbitrage Fund, a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940 (“VARBX”), First Trust Capital Management L.P., an investment adviser registered with the SEC (“FTCM”) that provides investment advisory services to certain client accounts (collectively, the “Client Accounts”), First Trust Capital Solutions L.P., a Delaware limited partnership and control person of FTCM (“FTCS”) and FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM (“Sub GP”), as investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including the Ordinary Shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of any Ordinary Shares held in the Client Accounts. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Ordinary Shares reported herein. No one individual controls FTCS or Sub GP. FTCS and Sub GP do not own any Ordinary Shares for their own accounts. The principal business address of FTCM, FTCS and Sub GP is 225. W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such shareholder’s current holdings.

(7)
According to Schedule 13G filed with the SEC on August 8, 2025 on behalf of W. R. Berkley Corporation, a Delaware corporation (“WRBC”), and Berkley Insurance Company, a Delaware corporation (“Berkley Insurance”), each of WRBC and Berkley Insurance may be deemed to beneficially own the shares reported herein. The principal business address for WRBC and Berkley Insurance is 475 Steamboat Road, Greenwich, CT 06830.

(8)
According to Schedule 13G filed with the SEC on February 14, 2024 on behalf of Barclays PLC and Barclays Bank PLC, each of Barclays PLC and Barclays Bank PLC may be deemed to beneficially own the shares reported herein. The principal business address for Barclays PLC and Barclays Bank PLC is 1 Churchill Place, London, E14 5HP, England. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such shareholder’s current holdings.

(9)
According to Schedule 13G/A filed with the SEC on April 7, 2025 on behalf of Karpus Management, Inc. (“Karpus”), Karpus may be deemed to beneficially own the shares reported herein. The principal business address for Karpus is 183 Sully’s Trail, Pittsford, New York 14534. The report was filed with the SEC prior to the First Extension Redemption in connection with the First Extension Meeting and, as a result, may not reflect such shareholder’s current holdings.

(10)
Represents 1,000 Class A Ordinary Shares indirectly beneficially owned by William J. Restrepo through his child. William J. Restrepo disclaims beneficial ownership of such securities except to the extent of his direct ownership and pecuniary interest therein.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at Nabors Energy Transition Corp. II, 515 West Greens Road, Suite 1200, Houston, TX 77067 or by telephone at (817) 698-9901.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NETD.info@investor.sodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than            , 2025.

ANNEX A
PROPOSED AMENDMENT TO THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF NABORS ENERGY TRANSITION CORP. II
Nabors Energy Transition Corp. II
(the “Company”)
RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution:
1.
THAT with effect from such date as may be determined by the Company’s board of directors in their sole discretion (such date being on or after the date of passing of this resolution), the Company’s second amended and restated memorandum and articles of association currently in effect be amended by deleting Article 49 (Business Combination) in its entirety and replacing it with the following:

“49.1 Notwithstanding any other provision of the Articles and the prospectus relating to the IPO, the Company shall have an indefinite amount of time to consummate a Business Combination. At any time as the board of Directors may approve, the Company shall:
a)
cease all operations except for the purpose of winding up;

b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, fees or expenses (net of any taxes payable by the Company and less up to US$100,000 of interest that may be released to the Company to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

A-1

ANNEX B
SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT
This Second Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of [•], 2025 by and between Nabors Energy Transition Corp. II, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025, by and between the Company and the Trustee (the “Existing Agreement”).
WHEREAS, the Company’s registration statement on Form S-1, (File No. 333-272810) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share (such initial public offering hereinafter referred to as the “Offering”), has been declared effective on July 13, 2023 by the U.S. Securities and Exchange Commission;
WHEREAS, on July 18, 2023, the Company consummated the Offering;
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named therein;
WHEREAS, in order to ensure that the amount in the Trust Account (as defined below) as of the closing of the Offering is $10.10 per Ordinary Share issued in the Offering, Nabors Energy Transition Sponsor II LLC (the “Sponsor”) (or its affiliates or designees) has agreed to lend the Company $3,000,000 (and up to an additional $450,000 if the Underwriters’ over-allotment option is exercised in full) (the “Overfunding Loan”), and such loans will be repaid upon the closing of a Business Combination (as defined below) or converted into warrants of the post-business combination entity at a price of $1.00 per warrant (or any combination thereof), at the Sponsor’s (or its affiliate’s or designee’s) discretion;
WHEREAS, as described in the Registration Statement, $308,050,000 of the gross proceeds of the Offering, the Overfunding Loan and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering (the amount delivered to the Trustee and the Monthly Extension Payments (as defined below) (and any interest subsequently earned thereon) are collectively referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);
WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $10,675,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon and concurrently with the consummation of the Business Combination (the “Deferred Discount”) unless otherwise waived;
WHEREAS, the Company extended the period of time the Company had to consummate its initial Business Combination (as defined below) by [three] months from July 18, 2025 to [October 18], 2025 (each such month, a “Monthly Extension Period”), and for each Monthly Extension Period, the Sponsor (or its affiliates or designees) deposited into the Trust Account $250,000 (each, a “Monthly Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note;
WHEREAS, pursuant to Section 7(c) of the Existing Agreement, the Company has obtained the affirmative vote of holders of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, voting together as a single class, approving entry into this Agreement by the Company; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.
NOW THEREFORE, IT IS AGREED:
1.   Agreements and Covenants of Trustee.   The Trustee hereby agrees and covenants to:
(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at a J.P. Morgan Chase Bank, N.A. (or at another U.S.-chartered commercial bank with consolidated assets of $100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;
(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;
(c)   In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (i) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations, as determined by the Company or (ii) in an interest bearing demand deposit account, each until the earlier of: (x) the consummation of an initial Business Combination and (y) the distribution of the Trust Account; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account funds are invested or uninvested, the Trustee may earn bank credits and other consideration;
(d)   Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;
(e)   Promptly notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;
(f)   Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;
(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;
(h)   Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;
(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, fees or expenses (net of any taxes payable by the Company and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein;
(j)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to pay any taxes of the Company, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such taxes, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account plus each Monthly Extension Payment made; provided, further, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the State of Delaware for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
(k)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”) (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (ii) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;
(l)   Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (a “Expenses Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company, out of interest earned on the Property since the consummation of the Offering, (a) up to $0.50 per Public Share and (b) up to 100% of the interest accrued from the date hereof (the “Expense Withdrawal Limit”), which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant party, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account plus any additional amounts required to be deposited for an extension of the last date to complete a Business Combination as a condition of any extension of such date approved by the Company’s shareholders; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of the Expense Withdrawal Limit shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request; and
(m)   Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i), 1(j), 1(k) or 1(l) above;
2.   Agreements and Covenants of the Company.   The Company hereby agrees and covenants to:
(a)   Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairperson of the Board, President, Chief Executive Officer, Chief Financial Officer or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j), 1(k) or 1(l) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;
(b)   Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;
(c)   Pay the Trustee the fees set forth on Schedule A hereto, including an annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(l) hereof. The Company has previously paid the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;
(d)   In connection with any vote of the Company’s shareholders regarding a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the general meeting verifying the vote of such shareholders regarding such Business Combination;
(e)   Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;
(f)   Unless otherwise agreed between the Company and the Underwriters, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person; and
(g)   Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement.
3.   Limitations of Liability.   The Trustee shall have no responsibility or liability to:
(a)   Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;
(b)   Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;
(c)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;
(d)   Refund any depreciation in principal of any Property;
(e)   Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;
(f)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;
(g)   Verify the accuracy of the information contained in the Registration Statement;
(h)   Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;
(i)   File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;
(j)   Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or
(k)   Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j), 1(k) or 1(l) hereof.
4.   Trust Account Waiver.   The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.
5.   Successor Trustee.   If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon the Trustee’s rights and obligations under this Agreement shall cease; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the

United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever.
6.   Termination.   This Agreement shall terminate as follows:
(a)   At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b); or
(b)   If the Offering is not consummated within ten (10) business days of the date of this Agreement, in which case any funds received by the Trustee from the Company or the Sponsor (or its affiliates or designees) for purposes of funding the Trust Account shall be promptly returned to the Company or the Sponsor (or its affiliates or designees), as applicable.
7.   Miscellaneous.
(a)   The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) or 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his, her or its Ordinary Shares in connection with a shareholder vote to approve an amendment to this Agreement (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Memorandum and Articles or (ii) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.
(d)   The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
(e)   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Email: fwolf@continentalstock.com
Email: cgonzalez@continentalstock.com
if to the Company, to:
Nabors Energy Transition Corp. II
515 West Greens Road, Suite 1200
Houston, TX 77067
Attn: Anthony G. Petrello
Email: general.counsel@nabors.com
in each case, with copies (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attn: Doug E. McWilliams
Scott D. Rubinsky
Email: dmcwilliams@velaw.com
Email: srubinsky@velaw.com
and
Citigroup Global Markets Inc. and Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attn: General Counsel
Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001
Attn: Equity Syndicate Department
and
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attn: Joel Rubinstein
Email: joel.rubinstein@whitecase.com
(f)   Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.
(g)   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(h)   Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriters are third-party beneficiaries of this Agreement.
(i)   Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Investment Management Trust Agreement as of the date first written above.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:   Francis Wolf
Title:    Vice President
Nabors Energy Transition Corp. II
By:

Name:    Anthony G. Petrello
Title:     President, Chief Executive Officer and Secretary
Signature Page to
Second Amended and Restated Investment Management Trust Agreement

SCHEDULE A
Fee Item	Time and method of payment	Amount
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$10,000.00
Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) or 1(k)	Billed to Company following disbursement made to Company under Section 1.	$250.00
Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Sections 1(i) and 1(k).	Prevailing rates

Schedule A

Exhibit A
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with        (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about       . The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into a segregated account held by you on behalf of the Beneficiaries (the “trust operating account”) to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, the Company will not earn any interest or dividends.
On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a written instruction signed by the Company with respect to the transfer of the funds held in the Trust Account, including payment of the Deferred Discount from the Trust Account (the “Instruction Letter”) and (iii) Citigroup Global Markets Inc. and Wells Fargo Securities, LLC shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.
In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

Exhibit A-1

Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:   Anthony G. Petrello
Title:    President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit A-2

Exhibit B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”), as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on [•], 2025. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected      , 20[  ] as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Memorandum and Articles. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:    Anthony G. Petrello
Title:     President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit B-1

Exhibit C
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(j) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $      of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:   Anthony G. Petrello
Title:    President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit C-1

Exhibit D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $      of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles”) (A) in a manner that affects the substance or timing of the Company’s obligation to redeem one hundred percent (100%) of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Memorandum and Articles or (B) with respect to any other material provision relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:    Anthony G. Petrello
Title:     President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit D-1

Exhibit E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Expenses Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(l) of the Second Amended and Restated Investment Management Trust Agreement between Nabors Energy Transition Corp. II (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2025 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[•] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for fees and expenses of the Company. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
Nabors Energy Transition Corp. II
By:

Name:   Anthony G. Petrello
Title:    President, Chief Executive Officer and Secretary
cc:
Citigroup Global Markets Inc.
Wells Fargo Securities, LLC

Exhibit E-1

Nabors Energy Transition Corp. II515 West Greens Road, Suite 1200Houston, TX 77067 EXTRAORDINARY GENERAL MEETING OFNABORS ENERGY TRANSITION CORP. IIYOUR VOTE IS IMPORTANTTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETINGTO BE HELD ON , 2025PROXYCARD The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Nabors Energy Transition Corp. II (the “Company”) to be held at Central Time on , 2025, at the offices of Vinson & Elkins L.L.P., located at 845 Texas Avenue, Suite 4700, Houston, Texas 77002 and via a virtual meeting, and hereby appoints Anthony G. Petrello (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this exampleXTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.Proposal No. 1 — Articles Amendment Proposal — To approve by special resolution, with effect from such date as determined by the Company’s board of directors (the “Board”) in their sole discretion, an amendment to the Second Amended & Restated Memorandum and Articles of Association (the “Second A&R Memorandum and Articles of Association”) to (i) delete Article 49 (Business Combination), other than Article 49.7, in its entirety and (ii) extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, involving the Company and one or more businesses or entities indefinitely (the “Indefinite Extension” and such proposal, the “Articles Amendment Proposal”).The text of the special resolution and a copy of the form of the proposed amendment to the Second A&R Memorandum and Articles of Association are set forth in Annex A to the accompanying proxy statement, which we refer to as the “Articles Amendment”.FOR•AGAINST•ABSTAIN•Proposal No. 2 — IMTA Amendment Proposal — To approve an amendment and restatement of the Amended and Restated Investment Management Trust Agreement, dated as of July 17, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, to permit the Company (i) to withdraw from the interest earned on the trust account established in connection with the Company’s initial public offering (the “IPO”) (x) up to $0.50 per Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in the IPO that is not redeemed in connection with the Shareholder Meeting and (y) up to 100% of the interest accrued from the date of the IMTA Amendment (as defined below), in each case, in order to pay for fees and expenses incurred by or on behalf of the Company since its formation and (ii) to reflect the Indefinite Extension (such proposal, the “IMTA Amendment Proposal”). A copy of the form of the proposed Second Amended and Restated Investment Management Trust Agreement, which we refer to as the “IMTA Amendment,” is set forth in Annex B to the accompanying proxy statement.FOR •AGAINST•ABSTAIN•Proposal No. 3 — Adjournment Proposal — To approve by ordinary resolution the adjournment of the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.The text of the ordinary resolution is as follows:“RESOLVED, as an ordinary resolution, to adjourn the Shareholder Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share, Class B ordinary shares, par value $0.0001 per share, and Class F ordinary shares, par value $0.0001 per share, in the share capital of the Company represented (either in person, virtually or by proxy) at the time of the Shareholder Meeting to approve the Articles Amendment Proposal or the IMTA Amendment Proposal, or if the Board otherwise determined before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Articles Amendment Proposal or the IMTA Amendment Proposal.”FOR•AGAINST•ABSTAIN•Dated: , 2025Signature(Signature if held Jointly)Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.